SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
July 16, 2007 (Date of earliest event reported)
WASHINGTON GROUP INTERNATIONAL, INC. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-12054 (Commission File Number)	33-0565601 (IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712 (Address of principal executive offices, including zip code)

208 / 386-5000 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Washington Group International, Inc. (the “Company”) entered into a Waiver and Agreement dated as of July 13, 2007, among the Company, Credit Suisse (individually and as administrative agent), and certain lenders under that certain Second Amended and Restated Credit Agreement dated as of June 14, 2005, as amended (the “Credit Agreement”), pursuant to which the Requisite Lenders (as defined in the Credit Agreement) waived compliance by the Company with certain financial covenants set forth in the Credit Agreement. A copy of the Waiver and Agreement is furnished herewith as Exhibit 10.1.

Item 2.02	Results of Operations and Financial Condition.

On July 16, 2007, the Company issued a news release announcing that it expects to record a pre-tax charge of approximately $25 million (approximately $15 million after tax, or $0.49 per diluted share) in its second quarter ended June 29, 2007, related to a joint venture fixed-price highway construction project in Southern California. A copy of this news release is furnished herewith as Exhibit 99.1.

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Waiver and Agreement dated as of July 13, 2007, to the Second Amended and Restated Credit Agreement dated as of June 14, 2005 (as amended) among Washington Group International, Inc., certain lenders party thereto, and Credit Suisse, individually and as administrative agent.

99.1	Washington Group International, Inc. news release, dated July 16, 2007, with financial data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

/s/ Craig G. Taylor
By: ______________________________________
Name: Craig G. Taylor
Title: Corporate Secretary

Dated: July 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1

Waiver and Agreement dated as of July 13, 2007, to the Second Amended and Restated Credit Agreement dated as of June 14, 2005 (as amended) among Washington Group International, Inc., certain lenders party thereto, and Credit Suisse, individually and as administrative agent.

99.1	Washington Group International, Inc. news release, dated July 16, 2007, with financial data.